EverBank Financial Corp Raymond James Bank Conference August 14, 2012 Exhibit 99.1

Disclaimer
THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL
PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES.  THIS PRESENTATION HAS BEEN PREPARED
TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE
INFORMATION THAT MAY BE RELEVANT.  IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF
EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK.
EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF.  THE DELIVERY OF THIS PRESENTATION SHALL NOT,
UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE
DATE HEREOF.
CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES.  EVERBANK
BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE.  EVERBANK
CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION.
THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,”
“APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER
COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING
SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS,
ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY
MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU
ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO
CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE
EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE
TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS
OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR
TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED
PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND
RISKS DISCUSSED UNDER ITEM 1A. “RISK FACTORS” OF EVERBANK’S QUARTERLY REPORT ON FORM 10-Q AND IN ANY OF EVERBANK’S
SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company Overview

EverBank Overview
Strong Returns
High Growth
Low Risk
Acquired in 1994
and headquartered
in Jacksonville, FL
$15.0bn in assets,
$10.8bn in deposits &
$1.2bn shareholders’
equity as of June 30,
2012
Initial public offering on
May 3, 2012
$1.4bn market
capitalization
(1)
Nationwide banking
franchise
Unique, diversified
business model
Robust asset
generation
capabilities
Scalable, low cost
deposit platform
Disciplined risk
management
Cohesive, long
tenured management
team
(1) Market capitalization as of 8.8.2012 close

EverBank

$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$bn
$ 1.0
$ 1.5
$ 1.7
$ 2.1
$ 3.1
$ 3.7
$ 4.2
$ 5.5
$ 7.0
$ 8.1
$ 12.0
$ 13.0
$ 15.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2Q 2012 Pro Forma
Assets
Deposits

BANKING | LENDING | INVESTING

Pending Acquisition of GE Capital’s Business Property Lending
Acquired MetLife Bank’s warehouse finance business
Completion of Initial Public Offering
Acquired online
deposit franchise
2000 - 2003
Mortgage Lending
and Servicing
2004 - 2007
Expansion of
Deposit Strategy
2008 - 2012
Addition of Diversified
Asset Generation
Evolution and Growth
Adopted EverBank name
Acquired NetBank mortgage assets
Growth capital infusion
Acquired Tygris
FDIC-Assisted Acquisition of Bank of Florida
$ 16.9
Pro Forma for Pending
BPL Acquisition

✓	✗	✓
	✓	✗	✓
	✓	✗	✓
	✓	✓	✗
	✓	✓	✗
	✓	✓	✗

BANKING | LENDING | INVESTING

Best of Both Online and Branch Banking Models
Strong Asset Generation
Quality Deposit Mix
High Customer Retention
Geographic Diversity
Low “Fully-Loaded” Expenses
Ability to Quickly Scale
EverBank Online Banks
Regional
Branch Banks

EverBank’s Business Strategy
San Francisco Area
Los Angeles Area
Houston, TX
Denver, CO
Dallas, TX
Atlanta, GA
St Louis, MO
Direct Bank
Chicago, IL
Branch
Presence
Jacksonville, FL
Northern VA
- Loan Production Office
- Business Headquarters
- Corporate Headquarters
Bethesda, MD
Deliver high value products and
services to self-directed customers
through a variety of channels
Target mass affluent and small business
segments
Key wealth markets nationwide
Continue integrating core product
offering
Deposits
Jumbo lending
Commercial finance
Commercial lending
Expand long-term into complimentary
product lines
Brokerage
Wealth management
Parsippany, NJ
ECF
EVER Deposits
EVER Lending
EVER Deposits & Lending
Strategic Plan
Deposits and Lending by County / Business Locations
7
Deposits
Residential
Lending
Commercial
Finance
Commercial
Lending
Brokerage
Services
Wealth
Management
Developed
In Development

Diversified Asset Generation
Retained Asset Generation ($mm) Mortgage Production Volume ($bn)
422
495
617
501
714
1.2
1.6
2.0
1.9
2.3
Secondary Retained
8
76%
74%
66%
58%
35%
2%
3%
13%
9%
24%
24%
31%
29% 31%
25%
2Q11 3Q11 4Q11 1Q12 2Q12
Residential Commercial Commercial finance Warehouse finance
0.9
1.3
1.7 1.7
2.1 0.3
0.3
0.3
0.2
0.2
2Q11 3Q11 4Q11 1Q12 2Q12

BPL Commercial
Commercial
Commercial Leases / Lender Finance
Warehouse Finance
Residential
Commercial
Commercial Leases / Lender Finance
Warehouse Finance
Residential
EVER
Business Property Lending
Pro Forma

BANKING | LENDING | INVESTING

Retained Asset Generation
(1) Represents Q2 2012 annualized
(2) Key transaction assumption
Pending BPL Acquisition  Enhances Asset Generation
Diversifies and expands existing asset generation capabilities
$2.9bn
$0.5bn $3.4bn
(2) (1)

Leases & Other 6%
Commercial 12%
Warehouse Finance 5%
Residential 77%

Commercial 100%

Leases & Other 5%
Commercial 28%
Warehouse Finance 4%
Residential 63%

BANKING | LENDING | INVESTING

Transaction increases commercial loan concentration from 23% to 37%
Residential Commercial
Pending BPL Acquisition Diversifies Loan Portfolio
Pro Forma
EVER
Business Property Lending
Total: $10.9bn Total: $2.4bn Total: $13.3bn

11
Source:  AlixPartners study
(1)
Percentage of U.S. households who used branch banking channel within the last year
Online and Mobile Banking Trends
Online banking channel market
share has grown to 43% vs. a
decline to 62% for branch banking
Bank Channel Usage as a % of U.S. Households
91% 19%
Branch Banking
(1)
Mobile Banking
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Online Banking

19%
12%
20%
12%
37%

BANKING | LENDING | INVESTING

Value Proposition Yields Attractive Customer Base
Internal and external account aggregation
Analysis and reporting across financial life: investing,
spending, budgeting, tracking alerts
Bill pay and electronic transfers
Mobile, Online, 24 Hour Phone Support, No Fee ATM,
Imaging / Remote Deposit, Direct Deposit, Select
Financial Centers, Mail
ATM fee rebates
474,000 ATMs
Noninterest-bearing
Checking
MMDA & Savings
Global Market
Time Deposits
111,178 households, 222,763 accounts
Average deposits per household: $78,283
54% household income > $75,000
46% household net worth
(1)
> $250,000
(1)
Based on reported household net worth; excludes 17% of households that do not report household net worth
One Stop, Integrated Financial Portal Convenient Access: 24 x 365
Attractive Nationwide Customer Base
2Q12 Deposit Composition

EverBank

2.38%
1.51%
0.87%
Marginal expense of ~30bps
Estimated Typical Bank Branch(1)
EverBank 2011(2)
0.55%
0.42%
0.97%
All FDIC-Insured Institutions(4)
EverBank 2011
2.93%
0.55%
1.09%
2.38%
1.84%
0.97%
0.87%
Estimated Typical Bank Branch
EverBank 2011
Non-interest expense
Interest expense

BANKING | LENDING | INVESTING

(1)
Based on Bank of America’s Deposit Banking segment 2011 average Non-Interest Expense to Average Deposits; NIE reduced by 15 bps for estimated agency fees
(2)
Non-interest expense from direct and retail banking operations, excluding agency fees and corporate overhead allocation costs
(3)
Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits
(4)
Aggregate FDIC financial information
Low All-In Cost of Deposits
Deposit Interest Expense
(3)
Non-Interest Expense as a % of
Deposits
“All-in” Cost of Deposits

6.00%
4.50%
3.00%
1.50%
0.00 %
200 bps
5.29%
5.02%
4.02%
3.87%
3.29%
3.20%
3.18%
2.17%
2.36%
1.67%
1.83%
1.57%
1.20%
0.93%
0.97%
0.86%
1.08%
0.79%
2004
2005
2006
2007
2008
2009
2010
2011
2012 YTD(2)
EverBank interest cost of deposits(1)
Avg. one-year LIBOR

BANKING | LENDING | INVESTING

Deposit Pricing Lags in Rising Rate Environment
(1)
Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits; YTD
(2)
EverBank interest cost of deposits for year to date June 30, 2012; Average one-year LIBOR represents the average of December 31, 2011, March, 31, 2012 and June 30, 2012

15
Strong, Stable Deposit Base
(1)
Compound annual retention rate for balances of non-CD bank accounts existing at June 30, 2012, calculated from initial year end to June 30, 2012
(2)
Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to June 30, 2012
Compound Annual Retention Rate
(1)
Average Balance of Accounts Existing at Each Period
(2)
Vintage
High Customer Deposit Retention Loyal Customers with Growing Balances
98%
97% 97%
96%
2004 2005 2006 2007
$10,000
$20,000
$30,000
$40,000
$50,000
2005 2006 2007 2008 2009 2010 2011 2012
YTD
2005 2006 2007 2008 2009 2010
2011

EverBank

GE Capital	▪ ▪
MetLife	▪
Bank of Florida	▪ ▪
Tygris Commercial Finance Group, Inc.	▪ ▪
everbank.com	▪

BANKING | LENDING | INVESTING

History of Attractive Acquisitions
Business Property Lending
$2.4bn assets
$3.1bn servicing rights
Warehouse Finance
$351mm assets
$1.4bn assets
$1.2bn deposits
$780mm assets
$425mm growth capital
$340mm deposits
Size
(1)
Target
(1)
Net of any purchase accounting adjustments, figures are rounded
Disciplined approach has yielded attractive strategic and growth acquisitions

Pending Acquisition of Business Property Lending, Inc.
Business Acquired
Business Property Lending division from GE Capital
Provides loans on essential use properties owned or leased by small and mid-sized companies
Includes commercial loan origination and servicing business
$2.44bn of high-quality top performing loans
Servicing rights on additional $3.1bn of securitized business loans
108 employees, including senior management team
Purchase Price
$2.51bn cash for the stock of a subsidiary of GE Capital, includes
$70.5mm premium and generates $40mm goodwill
Required Approvals
Regulatory and other customary approvals
Expected Closing Date Fourth Quarter 2012
Attractive Deal
Economics
Immediately accretive to EPS
(low double digit %)
Accretive to ROE by ~100bps
Minimal impact on TBV
Low Risk
High quality loan portfolio
Turn-key platform
Strong pro forma capital and
liquidity
17
Strategic Value
Accelerates strategic growth plan
Diversifies balance sheet
Complements distribution in key
markets

Second Quarter 2012 Results

EverBank

2003 – 2011 CAGR: 13%
$0.42
$0.53
$0.63
$0.74
$0.66
$0.41
$0.78
$1.28
$1.11
$0.62
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 YTD

14.3%
15.4%
16.3%
16.5%
13.1%
7.4%
11.5%
14.0%
10.7%
12.2%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 YTD
EverBank
Banks $5-25bn in Assets

2003 – 2012 YTD CAGR: 15%
$3.10
$3.60
$4.08
$4.81
$5.39
$6.96
$8.54
$10.65
$10.12
$10.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 YTD

7.8%
8.3%
15.8%
TCE / TA
Tier 1 Leverage (Bank)
Total Risk-Based Capital (Bank)

BANKING | LENDING | INVESTING

Adjusted Earnings Per Share
(1)
Financial Highlights
(1)
Represents adjusted diluted earnings per common share from continuing operations for 2007-YTD; 2003-2006 represents adjusted basic earnings per common share from continuing operations. Calculated using adjusted net income attributable to the Company from continuing operations; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix
(2)
Q2 YTD adjusted return on average equity for banks $5-25bn in assets represents annualized Q1 metric; Q2 YTD metrics unavailable
Adjusted Return on Average Equity
(2)
2Q12 Capital Ratios Tangible Book Value Per Share

Key Highlights – 2Q12
Note: A reconciliation of non-GAAP financial measures can be found in the appendix
Earnings
Execution of
Strategic Goals
$714mm retained organic asset generation
Total loans up $1.1bn, or 11%, LQ to $10.9bn
Deposits up $0.3bn, or 2%, LQ to $10.8bn
Core NIM up 1bp LQ to 3.53% (Reported NIM of 3.86%)
Closed acquisition of warehouse finance business from MetLife
Completed Initial Public Offering
Executed definitive agreements to acquire Business Property
Lending from GE Capital
Adjusted EPS of $0.33, up 18% linked quarter (LQ)
GAAP EPS of $0.09, up 13% LQ
Balance Sheet
and NIM Growth
Solid Capital
Ratios
Improving Credit
Quality
TCE / TA: 7.8%
Tier 1 leverage (bank): 8.3%
Total risk-based (bank): 15.8%
Adjusted non-performing assets were 1.46% of total assets, down 17bps
LQ
Net charge-offs were 0.34% of average loans held for investment, down
31bps LQ

Stock Price Performance
Note: Peer group consists of AF,BOH, BOKF, CYN, FHN, FRC, HBHC, HCBK, IBKC, NYB, SBNY and VLY
EVER Return Since IPO
80
85
90
95
100
105
110
115
120
125
5/2 5/9 5/16 5/23 5/30 6/6 6/13 6/20 6/27 7/4 7/11 7/18 7/25 8/1 8/8
EVER Peer Avg KRE
19.7%
(5.0)%
(2.3)%

Why Invest in EverBank
High-performing,
strong-growth,
low-risk national
bank franchise
Robust asset
generation
capabilities coupled
with attractive, low-
cost deposit engine
Ability to achieve
earnings growth in a
variety of economic
cycles
Proven ability to
capitalize on market
opportunities
Scalable operating
platforms and
distribution channels
Management team
with long-term track
record of success

Appendix

EverBank

792
1,793
2,725
2,531
3,179
6.67%
6.21%
5.72%
5.45%
5.11%
6,767
6,198
6,442
7,245
7,708

7%
17%
76%
8%
18%
73%
9%
18%
73%
8%
17%
75%
7%
9%
17%
67%

BANKING | LENDING | INVESTING

Loans
Strong Returns
High Growth
Low Risk
End of Period Loans ($mm)
End of period loans up $1.1bn, or 11%, LQ and
$3.3bn, or 44%, YoY
Residential loans up 5% LQ and 40% YoY
Commercial loans up 49% LQ and 63% YoY
Lease financing receivables up 12% LQ and 43% YoY
Loan growth driven by strong organic origination activity
in all asset classes and the closing of warehouse
finance acquisition
Loan yield on average loans HFI of 5.11% down 34
bps linked quarter
Decrease in excess accretion and addition of short-
term, variable rate warehouse finance loans
Loans HFI Composition ($mm)
6,767
6,198
6,442
7,245
7,708
Quarter Highlights
7,559
7,990
9,167
9,776
10,887
2Q11 3Q11 4Q11 1Q12 2Q12
Residential Commercial Commercial Finance Warehouse Finance
2Q11 3Q11 4Q11 1Q12 2Q12
Loans HFI Loans HFS Average Loan HFI Yield

8,910
9,029
8,956
9,139
9,214
915
1,127
1,455
1,305
1,463
1.04%
0.94%
0.82%
0.81%
0.77%
2Q11 3Q11 4Q11 1Q12 2Q12
Interest-bearing Noninterest-bearing Cost of deposits
Deposits
Strong Returns
High Growth
Low Risk
Average Deposits and Rates ($mm)
Average deposits up $232.6mm, or 2%, LQ and
$850.9mm, or 9%, YoY
Noninterest-bearing deposits up 12% LQ and 60% YoY
Checking deposits up 1% LQ and 4% YoY
Global market deposits down 3% LQ and 4% YoY
MMDA & savings deposits up 2% LQ and 6% YoY
Time deposits down 1% LQ and up 1% YoY
Cost of deposits declined 4 bps linked quarter and
27 bps year over year to 0.77%
Over 70% of CD book will mature in the next 12 months
9,825
10,156
10,411 10,443
10,676
Quarter Highlights
Note: Cost of deposits shown above represents interest expense paid on deposits over average total deposits
13%

113
111
115 116
125
2Q11 3Q11 4Q11 1Q12 2Q12
4.22%
3.98%
3.94%
3.97%
3.86%
Net Interest Income
Net Interest Income ($mm)
Net interest income up $9.4mm, or 8%, LQ and
$12.1mm, or 11%, YoY
Average interest earning assets up 11% LQ and
22% YoY
Reported NIM declined 11 bps LQ and 36 bps YoY
to 3.86%
Core NIM rose 1 bp LQ to 3.53%
Core NIM
Quarter Highlights
Net Interest Income Net Interest Margin
($mm) 4Q11 1Q12 2Q12
Average interest-earning assets 11,571 $ 11,707 $ 13,025 $
Net interest income 115 $     116 $     125 $
Reported NIM
3.94% 3.97% 3.86%
Net interest income 115 $     116 $     125 $
Less: Discount accretion from
Tygris acquisition 15 13 11
Adjusted net interest income 100 $     102 $     114 $
Core NIM 3.43% 3.52% 3.53%

Banking and Wealth Management
Net interest income up $8.3mm, or 8%, LQ and
$9.7mm, or 9%, YoY due to loan growth
Provision for loan and lease losses down $5.3mm,
or 51%, LQ and $3.2mm, or 39% YoY due to credit
quality improvement
Credit-related expenses increased due to elevated
foreclosure activity related to our GNMA pool buyout
loans
Segment Earnings Segment Highlights
($mm)
2Q11 1Q12 2Q12
Net interest income 105 $     107 $     115 $
Provision for loan and lease losses (8)           (10)         (5)
Net interest income after provision 97          96          110
Noninterest income 16          25          26
Noninterest expense:
Credit-related expenses 6            8            14
All other noninterest expense 40          52          62
Pre-tax income 66 $       62 $       60 $
    Adjustment items (pre-tax) 3            3            1
Adjusted pre-tax income 69 $       65 $       61 $

Mortgage Banking
Net interest income up $1.3mm, or 12%, LQ and
$2.3mm, or 24%, YoY
Noninterest income increased $11.3mm, or 30%,
YoY as a result of increased gain on sale activity
due to increased origination activity
Continued high volume of originations due to
historically low rates and HARP 2.0
Other credit-related expenses were down $7.8mm,
or 65%, LQ and $3.7mm, or 47%, YoY reflecting
positive credit trends
Segment Earnings Segment Highlights
Key Metrics
($mm)
2Q11 1Q12 2Q12
Net interest income after provision 9 $         9 $         11 $
Noninterest income 37          48          49
Noninterest expense:
  Foreclosure and OREO expense 4            3            3
Other credit-related expenses 8            12          4
All other noninterest expense 36          57          61
Pre-tax income (loss) (2) $        (15) $      (8) $
Adjustment items (pre-tax):
-             15          30
1            5            5
Adjusted pre-tax income (loss) (1) $        5 $         28 $
Increase in MSR valuation allowance
Transaction and non-recurring
     regulatory related expense
2Q11 1Q12 2Q12
Mortgage lending volume $1.2bn $1.9bn $2.3bn
Gain on sale margin 49bps 197bps 261bps
Servicing UPB $56.9bn $53.6bn $53.3bn
Average servicing fee 31bps 31bps 30bps

Corporate Services
GAAP loss of $34.4mm, up $5.7mm, or 20%, LQ
Adjusted loss of $29.9mm, up $2.8mm, or 10%, LQ
Noninterest expense increased due to regulatory,
infrastructure investments and Business Property
Lending diligence expenses
Segment Earnings
Segment Highlights
($mm)
2Q11 1Q12 2Q12
Net interest income (2) $        (1) $        (2) $
Noninterest expense 28          27          33
Pre-tax income (loss) (29) $      (29) $      (34) $
Adjustment items (pre-tax):
2            2            4
Adjusted pre-tax income (27) $      (27) $      (30) $
Memo:
FTE 480        520        541
Total Assets
(1)
/ FTE 26.1 $    26.5 $    27.8 $
Transaction and non-recurring
     regulatory related expense
(1)
Ratio represents total company assets per Corporate Services FTE

Adjusted NPA / Total Assets
Note: A reconciliation of Non-GAAP financial measures can be found in the appendix
(1)
Tygris and Bank of Florida purchase-impaired loans and leases accounted for under ASC 310-30 or by analogy
Asset Quality
Adjusted NPA ratio
excludes loans and
leases with
enhanced credit
protection
(1)
Adjusted NPA / Total Assets Build Highlights
NCO / Average Loans HFI
Adjusted non-performing assets to total assets
declined 17 bps LQ resulting from a $4.9mm, or
2.9%, decrease in non-performing loans
Net charge-offs to average loans HFI decreased 31
bps LQ to 0.34%
Allowance for loan and lease losses decreased
$0.9mm, or 1.1%, LQ as charge-offs of $6.6mm
exceeded provisions of $5.8mm
1.35%
1.46%
1.02%
0.65%
0.34%
2.73%
2.11%
1.86%
1.63%
1.46%
13.49%
(10.96)%
Regulatory NPAs /
Assets
Impact Ex. Govt
Insured Loans
Adjusted NPAs /
Assets
2009 2010 2011 1Q12 2Q12 2009 2010 2011 1Q12 2Q12
Impact Ex. Tygris
and Bank of
Florida
1.46%
(1.07)%

Mortgage Banking Drivers
Revenue vs. Amortization and Valuation
Allowance ($mm)
Summary
Current low interest rate environment generates
positive long-term net economic value for our
mortgage business
June 30, 2012 mortgage servicing rights carrying
value reflects the significant decline in mortgage
rates at the end of the second quarter and the
success of the government’s HARP initiatives
An increase in expected refinance activity will
generate residential lending revenues over time,
while the non-cash MSR valuation allowance is
recorded immediately; we believe the residential
lending revenues will more than offset the increase
in prepayments
Amortization rate of 27% closely approximates the
actual payoff activity in the underlying portfolio of
approximately 24%
Valuation allowance is recoverable if rates rise and
refinance activity slows
Servicing fee income
Loan production and gain on sale income
Amortization
Addition to MSR valuation allowance
(23)
(28) (29)
(34)
(21)
(19)
(15)
(30)
48
45 46
42
27
41
56
80
3Q11 4Q11 1Q12 2Q12

'04 - '05 '06 - '08 '09 - '12 Total
$2,357 $450 $18,241 $21,048
8,977 11,528 3,134 23,639
$11,334 $11,978 $21,374 $44,686
0.34% 1.89% 0.32% 0.77%
0.05% 0.57% 0.18% 0.26%
41% 40% 27% 37%
15% 21% 25% 23%
9% 45% 22% 35%
25% 50% 31% 44%
Life Time
Last 12 Months
Life Time
Last 12 Months
Loss Severity
Last 12 Months
Repurchase Rates
Request Rates
Life Time
Sold UPB ($mm)
Agency
Agency Aggregator
Total Sold UPB
Credit – Originated Mortgage Repurchase Reserve
Reserve Trends Summary Statistics by Vintage
Coverage ratio of 3.25 years
LTD realized losses of only 8bps for the whole portfolio and expected total life-time realized losses of just 16bps
2006 – 2008 quality of production was strong
2006 – 2008 vintages were primarily sold to the large agency aggregators
Highlights Reserve Rollforward
($mm) 2Q11 3Q11 4Q11 1Q12 2Q12
Pending Reserves - BoP $ 32.0 $ 33.2 $ 33.0 $ 32.0 $ 35.0
Provisions - New Sales 0.5 0.0 0.1 0.4 0.3
Provisions - Changes in
Existing Reserves
4.9 2.6 1.2 5.8 1.1
Charge Offs (4.2) (2.8) (2.3) (3.2) (2.4)
Pending Reserves - EoP $ 33.2 $ 33.0 $ 32.0 $ 35.0 $ 34.0
10 11 13
Quarters of Coverage at
Trailing 4 Quarter Realized Loss Rate
Losses to date ($mm) '04 - '05 '06 - '08 '09 - '12 Total
Total Sold UPB $11,334 $11,978 $21,374 $44,686
Total Sold Units 51,108 57,421 95,297 203,826
Request Rate 0.34% 1.89% 0.32% 0.77%
Requests Received 173 1,087 309 1,569
Pending Requests 20 251 38 312
Resolved Requests 153 836 271 1,257
Repurchase Rate 41% 40% 27% 37%
Repurchases 63 334 73 469
Average Loan size 221,770 208,597 224,293 219,238
Loss Severity 9% 45% 22% 35%
Losses Recognized $1.2 $31.5 $3.7 $36.4
Losses Recognized (bps) 1.1 26.3 1.7 8.1

Annual
Targets
ROE
Net Income / EPS Growth
(2)
Dividend Payout Ratio
TCE/TA
Total Risk-Based Capital
Ratio
Asset Growth
Intermediate Financial Targets
3-Year Average
Historical Annual
Performance
(1)
Represents CAGR from 2008-2011
(2)
EPS on a diluted basis
(3)
Adjusted earnings and return metrics for continuing operations; a reconciliation of non-GAAP financial measures can be found in the appendix
9% - 12% 23%
(1)
9% - 12% 66% / 39%
(1)(3)
10% - 13% 12%
(3)
~15% N/A
7.0% - 7.5% 7.1%
12% - 14% 15.3%

Non-GAAP Reconciliations
Adjusted Net Income
(1)
No material items gave rise to adjustments prior to the year ended December 31, 2010. Accordingly, for periods presented before the year ended December 31, 2010, we have not reflected adjustments to net income attributable to the Company from continuing operations calculated in accordance with GAAP
2Q 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003
GAAP net income from continuing operations 23.0 $  52.7 $  188.9 $ 53.5 $ 23.4 $ 29.7 $ 32.6 $ 28.2 $  23.7 $  19.0 $
Bargain purchase gain on Tygris transaction - - (68.1) - - - - - - -
Gain on sale of investment securities due to portfolio repositioning - - (12.3) - - - - - - -
Gain on repurchase of trust preferred securities - (2.9) (3.6) - - - - - - -
Transaction and non-recurring regulatory related expense 10.0 16.8 6.0 - - - - - - -
Loss on early extinguishment of acquired debt - - 6.4 - - - - - - -
Decrease in fair value of Tygris indemnification asset - 5.4 13.7 - - - - - - -
Increase in Bank of Florida non-accretable discount 2.6 3.0 3.8 - - - - - - -
Impact of change in ALLL methodology - 1.2 - - - - - - - -
Early adoption of TDR guidance and policy change - 6.2 - - - - - - - -
MSR impairment 28.1 24.5 - - - - - - - -
Tax benefit (expense) related to revaluation of Tygris NUBILs - 0.7 (7.8) - - - - - - -
Adjusted net income from continuing operations 63.7 $  107.6 $ 127.0 $ 53.5 $ 23.4 $ 29.7 $ 32.6 $ 28.2 $  23.7 $  19.0 $
Three Months Ended
June 30, March 31, December 31, September 30, June 30,
(dollars in thousands)
2012 2012 2011 2011 2011
Net income 11,172 $        11,846 $        13,760 $        7,758 $         21,795 $
Transaction and non-recurring regulatory related expense, net of tax 6,143 3,884 4,331 4,751 2,136
Increase in Bank of Florida non-accretable discount, net of tax 463 2,135 2,208 298 -
Early adoption of TDR guidance and policy change, net of tax - - - - 1,561
MSR impairment, net of tax 18,684 9,389 11,638 12,824 -
Adjusted net income 36,462 $        27,254 $        31,937 $        25,631 $        25,492 $

Non-GAAP Reconciliations
Non-performing Assets (NPA)
June 30, March 31, December 31, December 31, December 31,
(dollars in thousands)
2012 2012 2011 2010 2009
Total non-accrual loans and leases 168,962 $        170,589 $      193,478 $        213,818 $        194,951 $
Accruing loans 90 days or more past due 1,800 5,119 6,673 1,754 1,362
Total non-performing loans (NPL) 170,762 175,708 200,151 215,592 196,313
Other real estate owned (OREO) 49,248 49,304 42,664 37,450 24,087
Total non-performing assets (NPA) 220,010 225,012 242,815 253,042 220,400
Troubled debt restructurings (TDR) less than 90 days past due 93,184 92,954 92,628 70,173 95,482
Total NPA and TDR (1)
313,194 $        317,966 $      335,443 $        323,215 $        315,882 $
Total NPA and TDR 313,194 $        317,966 $      335,443 $        323,215 $        315,882 $
Government-insured 90 days or more past due still accruing 1,647,567 1,530,665 1,570,787 553,341 589,842
Bank of Florida loans accounted for under ASC 310-30:
90 days or more past due 140,797 146,379 149,743 195,425 -
OREO 20,379 22,852 19,456 19,166 -
Total regulatory NPA and TDR 2,121,937 $    2,017,862 $  2,075,429 $    1,091,147 $    905,724 $
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: (1)
NPA to total assets 1.46% 1.63% 1.86% 2.11% 2.73%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:
NPA to total assets 13.49% 13.97% 15.20% 8.50% 10.05%
(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property.  Our NPA calculation excludes government-
insured pool buyout loans for which payment is insured by the government.  We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because as of June 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property.

June 30,
(dollars in thousands)
2012
Shareholders' equity 1,181,369 $
Less:
   Goodwill 10,238
   Intangible assets 6,700
Tangible common equity 1,164,431 $
Less:
   Accumulated other comprehensive loss (113,094)
Adjusted tangible common equity 1,277,525 $
Total assets 15,040,824 $
Less:
   Goodwill 10,238
   Intangible assets 6,700
Tangible assets 15,023,886 $
June 30, March 31, June 30,
(dollars in thousands)
2012 2012 2011
Shareholders' equity 1,263,687 $    1,099,404 $    1,130,104 $
Less: Goodwill and other intangibles (16,938)            (17,290)            (18,319)
Disallowed servicing asset (36,650)            (40,783)            (31,927)
Disallowed deferred tax asset (70,357)            (71,302)            (74,522)
Add:  Accumulated losses on securities and cash flow hedges 110,101           86,981             25,051
Tier 1 capital 1,249,843        1,057,010        1,030,387
Less: Low-level recourse and residual interests -                          (20,424)            (19,079)
Add:  Allowance for loan and lease losses 77,393             78,254             80,419
Total regulatory capital 1,327,236 $    1,114,840 $    1,091,727 $
Adjusted total assets 15,022,729 $  13,731,482 $  12,438,222 $
Risk-weighted assets 8,424,290        7,311,556        6,648,103
Non-GAAP Reconciliations
Regulatory Capital (bank level)
Tangible Common Equity and Tangible Assets

Non-GAAP Reconciliations
Tangible Common Equity
2Q 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003
GAAP shareholders equity 1,181 $  968 $    1,013 $ 554 $  411 $  239 $  213 $  185 $    165 $    144 $
Less: Goodwill 10         10        10        0        0        2        0        0          0          0
Less: Other intangible assets 7           7          9          -         1        2        3        4          6          7
Tangible common equity 1,164 $  950 $    994 $    554 $  410 $  235 $  209 $  180 $    159 $    137 $
37